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                                                                    EXHIBIT 10.6

                                CMG FUNDING CORP.
                                      OWNER

                                       AND

                           ADVANTA MORTGAGE CORP. USA
                                    SERVICER

                            LOAN SERVICING AGREEMENT
                          Dated as of October 10, 1997



             Fixed and Adjustable Rate Non-Conforming Mortgage Loans


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                                TABLE OF CONTENTS


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ARTICLE I DEFINITIONS ...........................................................           1

          Section 1.1 Definition of Terms .......................................           1

ARTICLE II DELIVERY OF MORTGAGE LOAN FILES & SERVICING STANDARDS ................           5

          Section 2.1 Transfer of Mortgage Loan Files ...........................           5
          Section 2.2 Agreement to Service Mortgage Loans .......................           5
          Section 2.3 Sub-Servicers .............................................           5

ARTICLE III REPRESENTATIONS AND WARRANTIES ......................................           6

          Section 3.1 Representations and Warranties of the Servicer ............           6
          Section 3.2 Representations and Warranties of the Owner ...............           7

ARTICLE IV ACCOUNTING AND REPORTING .............................................           9

          Section 4.1 Collection of Mortgage Loan Payments ......................           9
          Section 4.2 Interest Calculations .....................................           9
          Section 4.3 Application of Mortgage Loan Payments .....................           9
          Section 4.4 Establishment of Collection Account; Deposits in Collection
                      Account ...................................................           9
          Section 4.5 Withdrawals from the Collection Account ...................          10
          Section 4.6 Establishment of Escrow Account; Deposits in Escrow Account          11
          Section 4.7 Withdrawals From Escrow Account ...........................          12
          Section 4.8 Servicing Advances ........................................          12
          Section 4.9 Monthly Remittance and Reports ............................          12
          Section 4.10 Servicing Compensation ...................................          13

ARTICLE V ADMINISTRATION AND SERVICING OF MORTGAGE LOANS ........................          13

          Section 5.1 Enforcement of Due-On-Sale Clause; Assumption .............          13
          Section 5.2 Maintenance of Insurance ..................................          14
          Section 5.3 Cancellation of Mortgage Insurance ........................          15
          Section 5.4 Reserved For Future Use ...................................          15
          Section 5.5 Liquidation of Defaulted Mortgage Loans ...................          15
          Section 5.6 Deed-in-Lieu of Foreclosure ...............................          16
          Section 5.7 Real Estate Owned .........................................          16
          Section 5.8 Possession of Mortgage Files by Servicer ..................          17
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
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ARTICLE VI MISCELLANEOUS PROVISIONS .............................................          17

          Section 6.1 Owner to Cooperate ........................................          17
          Section 6.2 Assignment ................................................          17
          Section 6.3 Access to Certain Documentation Regarding the Loans .......          18
          Section 6.4 Default By Servicer .......................................          18
          Section 6.5 Default by Owner ..........................................          18
          Section 6.6 Reserved for Future Use ...................................          19
          Section 6.7 Indemnification By Owner ..................................          19
          Section 6.8 Fidelity Bond and Errors and Omissions Insurance ..........          20
          Section 6.9 Indemnification by Servicer ...............................          20
          Section 6.10 Amendment ................................................          21
          Section 6.11 Governing Law ............................................          21
          Section 6.12 Notices ..................................................          21
          Section 6.13 Severability of Provisions ...............................          21
          Section 6.14 Document Deficiencies ....................................          21
          Section 6.15 Termination ..............................................          22
          Section 6.16 Continued Cooperation ....................................          22
          Section 6.17 Master Servicer ..........................................          22
          Section 6.18 Attorneys' Fees ..........................................          23
          Section 6.19 No Solicitation ..........................................          23
          Section 6.20 Counterparts .............................................          24
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        This Servicing Agreement, dated as of October 10, 1997 is entered into by and between CMG Funding Corp., as owner of the Mortgage Loans that are referred to herein (the "Owner") and Advanta Mortgage Corp. USA, as Servicer
(together with its permitted successors and assigns, the "Servicer").

        WHEREAS, the Owner is the owner of certain first and second lien, fixed and adjustable rate, non-conforming residential mortgage loans; and

        WHEREAS, the Owner desires to deliver to Servicer certain Mortgage
Loans, from time to time, to be serviced by Servicer in accordance with the terms and conditions of the Mortgage Loans and this Agreement; and

        WHEREAS, it is the intent of the parties that certain Mortgage Loans, described in Exhibit A attached hereto, are to be delivered for servicing concurrent with this Agreement and thereafter Owner may deliver additional
Mortgage Loans for Servicing pursuant to the terms hereof; and

        NOW, THEREFORE, in consideration of the foregoing and mutual agreements contained herein, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

Section 1.1 Definition of Terms

        Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

"Accepted Servicing Practices": With respect to any Mortgage Loan, those usual and customary mortgage servicing practices of prudent residential mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgage Property is located.

"Additional Servicing Compensation": Incidental fees or charges provided for in the applicable Note and/or Mortgage that are customarily charged by the Servicer in the ordinary course of performing its obligations herein including but not limited to late payment charges, prepayment charges/penalties, assumption processing charges and assumption fees, modification charges, demand fees, insufficient funds fees and reconveyance charges,

"Agreement": This Loan Servicing Agreement, including all exhibits hereto, and all amendments hereof and supplements hereto.

"Borrower": The individual or individuals obligated to repay the applicable
Mortgage Loan.

"Business Day": Any day other than (i) a Saturday or Sunday, or (ii) a day in which banking or savings and loan institutions in San Diego, California or Wilmington, Delaware are authorized or obligated by law or executive order to be closed.


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"Collection Account": The trust account or accounts which are created and maintained by Servicer specifically for the collection of principal and interest, Insurance Proceeds, Liquidation Proceeds and other amounts received with respect to the Mortgage Loans.

"Eligible Account": An account that is established and maintained by Servicer with an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC and which is either a federal savings and loan association or national banking association duly organized, validly existing and in good standing under federal banking laws.

"Errors and Omissions Policy": An insurance policy insuring against losses caused by errors and omissions of the Servicer and its personnel, including, but not limited to, losses caused by the failure to pay insurance premiums or taxes, to record or perfect liens, or to properly service Mortgage Loans in accordance with this Agreement.

"Escrow Account": For each Mortgage Loan, an account maintained by the Servicer specifically for the payment of real estate tax assessments and insurance premiums against Mortgaged Property.

"Escrow Payments": All funds collected by the Servicer to cover expenses of the Borrower required to be paid under the Mortgage Loan Documents, including Hazard
Insurance and Flood Insurance, tax assessments and mortgage insurance premiums.

"Event of Default": Any one of the conditions or circumstances enumerated in Sections 6.4 and 6.5.

"FHLMC": The Federal Home Loan Mortgage Corporation, or any successor thereto.

"Fidelity Bond": An insurance policy insuring against losses caused by negligent or unlawful acts of the Servicer's personnel.

"Flood Insurance Policy": An insurance policy insuring against flood damage to a Mortgaged Property, required by loan originators for Mortgaged Properties located in "flood hazard" areas identified by the Secretary of HUD or the Director of the Federal Emergency Management Agency.

"Flood Zone Service Contract": A transferable contract maintained for the Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

"FNMA": The Federal National Mortgage Association, or any successor thereto.

"Hazard Insurance Policy": A fire and casualty extended coverage insurance policy insuring against loss or damage from fire and other perils covered within the scope of standard extended hazard coverage, together with all riders and endorsements thereto.

"Insurance Policy": Any insurance policy for a Mortgage Loan referred to in this Agreement, including Mortgage Insurance Policy, Hazard Insurance Policy, Flood
Insurance Policy, and Title Insurance Policy, including all riders and endorsements thereto,


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"Liquidation Proceeds": Net proceeds received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale, sale of the Mortgaged Property or otherwise.

"Mortgage Insurance Policy": Insurance which insures the holder of the Note against covered losses in the event the Borrower defaults under the Note or the Security Instrument, including all riders and endorsements thereto.

"Mortgage Insurer": A mortgage guaranty insurance company that has issued a Mortgage Insurance Policy in respect of a Mortgage Loan.

"Mortgage Loan": The individual mortgage loan which is the subject of this Agreement delivered from time to time being identified by a Mortgage Loan
Schedule. To the extent applicable and as the context so permits, any and all references to "Mortgage Loan" or "Mortgage Loans" herein shall be deemed to include any Mortgage Loan that has become an REO Property.

"Mortgage Loan Documents": Any and all documents related to a Mortgage Loan, including the Note, Security Instrument and insurance policies.

"Mortgage Loan Schedule": The schedule of Mortgage Loans in the form of Exhibit
A, attached hereto, delivered to Servicer on each Transfer Date, such schedule setting forth the information as to each Mortgage Loan in form and substance agreed to by the Servicer and the Owner.

"Mortgaged Property": The property securing a Note and subject to the lien of the related Security Instrument, which property consists of a single parcel of real property on which is located a one-to four-family detached residential dwelling, condominium or attached townhouse or rowhouse.

"Nonrecoverable Advance": Any previously made or proposed servicing advance, in the Servicer's good faith determination, that will not or would not be ultimately recoverable from the related insurance proceeds or Liquidation
Proceeds.

"Note": A manually executed written instrument evidencing the Borrower's promise to repay a stated sum of money, plus interest, to the noteholder by a specific date according to a schedule of principal and interest payments.

"Owner": CMG Funding Corp.

"Permitted Investments": Any one or more of the investments detailed on Exhibit
B attached hereto.

"Person": Any individual, corporation, partnership, joint venture, limited liability company, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

"Principal Prepayment": Any payment or other recovery of principal on a Mortgage
Loan which is received in advance of its scheduled due date, net of any prepayment penalty or premium thereon which is retained by the Servicer, and is not accompanied by an amount of interest


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representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

"Remittance Date": The date each month on which Servicer distributes to the Owner the Owner's portion of the collections on the Mortgage Loans. The
Remittance Date shall be the twenty-fifth (25th) day of each calendar month, or the next succeeding Business Day if the twenty-fifth (25th) day of the month is not a Business Day.

"Remittance Reports": Those monthly reports specified in Section 4.9.

"REO Property": Mortgaged Property the title to which is acquired on behalf of the Owner through foreclosure or deed-in-lieu of foreclosure.

"Security Instrument": A written instrument creating a valid lien on the related
Mortgaged Property. A Security Instrument may be in the form of a mortgage, deed of trust, deed to secure debt or security deed, including any riders and addenda thereto.

"Servicer": Advanta Mortgage Corp. USA, its affiliates or its permitted successors and permitted assigns.

"Servicing Advance": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations and not part of the Servicer's general and administrative expenses, including but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, relating to Mortgage Loans or Mortgaged
Properties (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (d) the maintenance of hazard insurance, payment of property taxes (including tax penalties) or mortgage insurance premiums.

"Servicing Fee": For each Mortgage Loan, the compensation due the Servicer each month.

"Servicing File": With respect to each Mortgage Loan all documents detailed in Exhibit C, attached hereto and delivered to the Servicer, including photocopies of the Note and Security Instrument and any other documents necessary for the Servicer to service the Mortgage Loans in accordance with the terms of this Agreement.

"Tax Service Contract": A transferable contract maintained for the Mortgaged
Property with a tax servicer provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

"Title Insurance Policy": An American Land Title Association (ALTA) mortgage loan title policy form 1970, or other form of lender's title insurance policy, insuring the lien priority of the Security Instrument on the Mortgaged Property.

"Transfer Date": For each Mortgage Loan, the date on which such Mortgage Loan is delivered to Servicer for servicing hereunder.


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                                   ARTICLE II

              DELIVERY OF MORTGAGE LOAN FILES & SERVICING STANDARDS

Section 2.1 Transfer of Mortgage Loan Files

        On or prior to each Transfer Date, and from time to time thereafter in a manner the parties mutually agree to (generally, in accordance with the "XYZ
Mortgage Company Sub Servicing Guide," as amended from time to time, a copy of which is attached hereto), the Owner shall deliver the Servicing Files, to the Servicer at the Owner's expense. Such delivery shall be effected at the Servicer's facilities currently designated by Servicer as Advanta Mortgage Corp.
USA, 16875 West Bernardo Drive, San Diego, California, 92127, Attention: Dept.
402. Each Servicing File shall be held in trust by Servicer exclusively for the benefit of the Owner for the purpose of servicing the related Mortgage Loan. The
Servicer shall maintain custody of all documents constituting the Servicing
Files in accordance with Accepted Servicing Practices.

Section 2.2 Agreement to Service Mortgage Loans

        (a) Servicer agrees to service and administer the Mortgage Loans on the Owner's behalf, in accordance with the terms of this Agreement, the Mortgage
Loans and Accepted Servicing Practices, giving due consideration to customary and usual standards of practice of prudent institutional residential mortgage loan servicers of comparable Mortgage Loans and with a view to the maximization of timely recovery of principal and interest on the Mortgage Loans, but without regard to: (i) any relationship that Servicer or any of its affiliates may have with any Borrower or affiliate or manager thereof, (ii) Servicer's obligations to make advances or to incur servicing expenses with respect to the Mortgage
Loans, or (iii) Servicer's right to receive compensation for its services hereunder.

        (b) Subject to the provisions of Section 2.2(a), above, Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which Servicer may deem necessary or desirable. In accordance with this Agreement, the Owner will provide Servicer upon request with any powers of attorney necessary to undertake the duties of Servicer. Servicer agrees to use its best efforts to service and administer the Mortgage Loans in accordance with applicable state and federal law.

        (c) Without limiting the generality of the foregoing, the Servicer shall and is hereby authorized and empowered by the Owner to: (i) execute and deliver, on behalf of the Owner, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, with respect to the Mortgage Loans and with respect to the related Mortgaged Property, (ii) consent to any modification of the terms of the Note if the effect of any such modification will not materially or adversely affect the security afforded by the related
Mortgaged Property, (iii) institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure on behalf of the Owner, (iv) execute subordination agreements affecting the lien priority of the Security Instrument and (v) take title in the name of the Owner to any Mortgaged Property upon such foreclosure or delivery of deed in lieu of foreclosure.

Section 2.3 Sub-Servicers

        The Servicer may perform its servicing responsibilities through agents or independent contractors acting as sub-servicers, but shall not thereby be released from any of its


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responsibilities hereunder, and the Servicer shall diligently pursue all of its rights against such sub-servicer. Notwithstanding any agreement with a sub-servicer, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a sub-servicer or reference to actions taken through a sub-servicer or otherwise, the Servicer shall remain obligated and liable to the Owner for the servicing and administering of the Mortgage
Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such sub-servicing agreements or arrangements or by virtue of indemnification from the sub-servicer for any acts and omissions and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans and any other transactions or services relating to the Mortgage Loans involving the sub-servicer shall be deemed to be between the sub-servicer and the Servicer alone and the Owner shall have no obligations, duties or liabilities with respect to the subservicer including no obligation, duty or liability of the Owner to pay sub-servicer's fees and expenses. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the sub-servicer has received such payments. The Servicer shall pay all fees and expenses of the sub-servicer from its own funds, the Servicing Fee or other amounts permitted to be retained by or reimbursed to the Servicer hereunder.

        Notwithstanding the foregoing, Servicer may in its sole judgment delegate specific servicing obligations to computer bureaus, credit bureaus, real estate tax service companies, real estate brokers or agents, attorneys, trustees, and others, provided Servicer remains responsible for all action taken or not taken by such companies, agents, representatives and others throughout the term of this Agreement.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Servicer

        Servicer represents and warrants to, and covenants with, the Owner that:

        (a) Servicer is, and throughout the term of this Agreement will remain
(i) a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) duly qualified and in good standing to transact any and all of its business, including the duties under this Agreement;

        (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by Servicer in the manner contemplated and the performance of and compliance with the terms will not violate, contravene or create a default under any applicable federal, state or local laws, licenses or permits;

        (c) The execution and delivery of this Agreement by Servicer and the performance of and compliance with its obligations and covenants do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been or will be obtained prior to such becoming required;


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        (d) Assuming the due authorization and valid execution and delivery of this Agreement by Owner, this Agreement, when executed and delivered by
Servicer, will constitute a valid, legal and binding obligation of Servicer, enforceable against Servicer in accordance with its terms, except as the enforcement thereof may be limited by applicable debtor relief laws and except as certain equitable remedies may be available regardless of whether enforcement is sought in equity or law; and

        (e) There is no litigation pending or, to Servicer's knowledge threatened, which, if determined adversely to Servicer, would adversely affect the execution, delivery or enforceability of this Agreement or Servicer's ability to perform its obligations hereunder.

Section 3.2 Representations and Warranties of the Owner

        As of the date of this Agreement and each Transfer Date, Owner represents and warrants to, and covenants with, the Servicer that:

        (a) The Owner owns, without limitation, (i) all right, title and interest in the Mortgage Loans (including, without limitation, the security interest created thereby), (ii) all the rights as a lender under any Insurance
Policy relating to a Mortgaged Property securing a Mortgage Loan for the benefit of the owner of such Mortgage Loan, and (iii) all proceeds derived from any of the foregoing;

        (b) Owner is, and throughout the term of this Agreement will remain (i) a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and (ii) duly qualified and in good standing to transact any and all of its business;

        (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by Owner in the manner contemplated and the performance of and compliance with the terms hereof by it will not violate, contravene or create a default under any charter document or bylaw of the Owner or any contract, agreement, or instrument to which the Owner is a party or by which Owner or any of its property is bound;

        (d) The execution and delivery of this Agreement by Owner and the performance of and compliance with its obligations and covenants do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been or will be obtained prior to such becoming required;

        (e) Assuming the due authorization and valid execution and delivery of this Agreement by Servicer, this Agreement, when executed and delivered by Owner, will constitute a valid, legal and binding obligation of Owner, enforceable against Owner in accordance with its terms, except as the enforcement may be limited by applicable debtor relief laws and except as certain equitable remedies may be available regardless of whether enforcement is sought in equity or law;

        (f) There is no litigation pending or, to Owner's knowledge, threatened, which, if determined adversely by Owner, would adversely affect the execution, delivery or enforceability of this Agreement or Owner's ability to perform its obligations;


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
        (g) Owner holds legal right, title and interest to the Mortgage Loans and no other party has the right to collect payments with respect thereto and the Owner has the full power and authority to assign the servicing functions to
Servicer;

        (h) All information provided to Servicer by Owner, including any copies of Mortgage Loan Documents, information relating to the origination of such Mortgage Loan, the prior servicing experience and any and all of the Mortgage
Loan balances and identification of any litigation affecting a contract or the servicing thereof is true, correct and complete in all material respects;

        (i) The information set forth in each Mortgage Loan Schedule is true and correct in all material respects as of each Transfer Date;

        (j) Each Security Instrument is a valid lien on the related Mortgaged
Property;

        (k) To the Owner's best knowledge, no Mortgage Loan is subject to any offset, defense or counterclaim;

        (l) To the Owner's best knowledge, the physical property subject to each Security Instrument is free of material damage;

        (m) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws and regulations;

        (n) The Owner has not received a written notice of default of any senior mortgage loan related to a Mortgage Loan which has been cured by a party other than such Owner;

        (o) To the Owner's best knowledge, no Mortgage Loan is subject to (i) any mechanics lien or claim for work, labor or material of which the Owner has received written notice and that is or may be a lien prior to, or equal or coordinate with, the lien of the related Security Instrument, or (ii) any delinquent tax or assessment lien against the related Mortgage Property;

        (p) A lender's title insurance policy or binder, or other assurance of title customary in the relevant jurisdiction, is in full force and effect with respect to each Mortgage Property;

        (q) Each Mortgage Loan is covered by appropriate Hazard Insurance and, if applicable, Flood Insurance;

        (r) Each Mortgage Loan is covered by a Tax Service Contract which is assignable to Servicer or, for each Mortgage Loan not covered by such Tax
Service Contract, the Owner agrees to purchase such Tax Service Contract; and

        (s) Each Mortgage Loan is covered by a Flood Zone Service Contract which is assignable to Servicer or, for each Mortgage Loan not covered by such Flood
Zone Service Contract, the Owner agrees to purchase such Flood Zone Service
Contract.


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                                   ARTICLE IV

                            ACCOUNTING AND REPORTING

Section 4.1 Collection of Mortgage Loan Payments

        (a) Continuously from the date hereof until the principal and interest on the Mortgage Loans is paid in full, Servicer agrees to proceed diligently to collect all payments called for under the terms and provisions of the Mortgage
Loans, and shall follow such collection procedures mutually agreed to and as may be amended from time to time by Owner and Servicer with respect to Mortgage
Loans to the extent such procedures are consistent with this Agreement and the terms of any Insurance Policy and in accordance with Accepted Servicing
Practices.

        (b) The Servicer may in its sole discretion (i) waive late payment charges, prepayment penalties/charges, assumption fees, charges for checks returned insufficient funds or other fees which may be collected in the ordinary course of servicing the Mortgage Loans; or (ii) if a Borrower is in default (as defined in the Mortgage Loan), arrange with the Borrower a schedule for the payment of delinquent payments due on the related Mortgage Loan.

Section 4.2 Interest Calculations

        Monthly interest calculations for periods of a full month must be based on a 30-day month and 360-day year, if permitted by the Note or by the law.
Interest calculations for periods of less than a full month (such as for a Liquidation) must be calculated on the basis of actual days elapsed in a month and a 365-day year unless otherwise provided by applicable federal or state law.

Section 4.3 Application of Mortgage Loan Payments

        A payment from the Borrower will normally consist of interest, principal and, if applicable, deposits for insurance and taxes and late charges. Payments received from Borrowers shall be applied in the following order unless otherwise required by, the Mortgage Loan Documents, applicable state and federal requirements or by a Mortgage Insurer:

        (a) Deposits for taxes and insurance;

        (b) Required monthly interest;

        (c) Required monthly principal; and

        (d) All other fees or penalties.

Section 4.4 Establishment of Collection Account; Deposits in Collection Account

        (a) The Servicer shall establish and maintain a Collection Account, (the
"Collection Account"), which shall be an Eligible Account and may be interest bearing, titled "Advanta Mortgage Corp. USA" in trust for the Owner.


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
        (b) The Servicer shall deposit in the Collection Account within two (2)
Business Days of receipt, and retain therein the following payments and collections received or made with respect to the Mortgage Loans:

                (i) all principal collections;

                (ii) all interest collections;

                (iii) all Liquidation Proceeds net of expenses;

                (iv) all proceeds received by the Servicer under any Insurance
        Policy, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Borrower in accordance with Accepted Servicing Procedures; and

                (v) all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Borrower in accordance with Accepted Servicing
        Practices.

        (c) The Servicer may invest all or a portion of the funds in the Collection Account in Permitted Investments in the name of the Servicer. The
Servicer shall receive as Additional Servicing Compensation all income and gain realized from any such Permitted Investment. If any principal losses are incurred in respect of any Permitted Investments, Servicer shall reimburse and restore to the Collection Account the amount of any such principal losses out of Servicer's own funds immediately as realized. Notwithstanding the foregoing, Servicer's right to invest funds in the Collection Account shall in no way limit the rights of Servicer to be compensated for its services as provided in this Agreement.

        (d) The requirements in this Section 4.4 for deposit in the Collection
Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of assumption processing charges, modification charges, demand fees, insufficient funds fees and reconveyance fees need not be deposited by the Servicer in the Collection
Account.

Section 4.5 Withdrawals from the Collection Account

        The Servicer shall, from time to time, withdraw funds from the Collection Account for the following purposes:

        (a) to reimburse itself for unreimbursed Servicing Advances, and for accrued and unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (a) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, condemnation proceeds, REO Disposition
Proceeds, amounts representing proceeds of any Insurance Policy related to such Mortgage Loan and such other amounts as may be collected by the Servicer from the Borrower or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Owner;

        (b) to reimburse itself for expenses incurred by and reimbursable to it pursuant to Sections 4.10, 6.7, 6.15 and 6.16;


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
        (c) to pay to itself any interest earned on funds deposited in the
Collection Account;

        (d) to withdraw any amounts inadvertently deposited in the Collection
Account or not required to be deposited therein;

        (e) to make payments to the Owner in the amounts and in the manner provided herein; and

        (f) to clear and terminate the Collection Account upon the termination of this Agreement.

        If after receipt and application of Liquidation Proceeds in accordance with the foregoing, the Servicer has sustained an unrecovered loss in connection with a Servicing Advance, the amount of unrecovered loss shall be reimbursed to the Servicer, first, from amounts in the Collection Account, or if such funds are insufficient, by payment to the Servicer by the Owner within ten (10)
Business Days of the receipt of notice by such Owner of such amount.

        The Servicer shall distribute that portion of collections on the Mortgage Loans due to the Owner in the amounts and in the manner provided herein on each Remittance Date.

Section 4.6 Establishment of Escrow Account; Deposits in Escrow Account

        (a) The Servicer shall establish and maintain an Escrow Account, in the form of a time deposit or demand account, which may be interest bearing, titled, with respect to Escrow Payments actually held by the Servicer, "Advanta Mortgage
Corp. USA in trust for Borrowers' Escrow Payments". Such Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association selected by Servicer in accordance with Accepted Servicing
Practices. The Escrow Account shall be drawable upon by the Servicer as provided herein.

        (b) The Servicer shall deposit in the Escrow Account within two (2)
Business Days of receipt or earlier if so required by law and retain therein:
(i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all amounts representing proceeds of any Insurance Policy which are to be applied to the restoration or repair of any Mortgaged Property. To the extent required by law, the Servicer shall at its sole expense pay interest on escrowed funds to the Borrower notwithstanding that the Escrow Account may not bear interest.

        (c) The Servicer may invest the funds in an Escrow Account in Permitted
Investments which shall be in the name of the Servicer or its nominee, in either case in the trust capacity in which the related Escrow Account is held. The
Servicer shall receive as Additional Servicing Compensation an amount equal to all income and gain realized from any such Permitted Investment, but only to the extent such gain to Servicer is (i) not prohibited by applicable law and (ii) in excess of amounts necessary to make any interest payments required by the Mortgage Loan Documents or applicable law to be made to the applicable Borrower.
If any losses are incurred in respect of any Permitted Investments, Servicer shall immediately reimburse and restore to the applicable Escrow Account the amount of any such losses out of Servicer's own funds as realized.
Notwithstanding the foregoing, Servicer's right to invest


                                       11


funds in the Escrow Account shall in no way limit the rights of Servicer to be compensated for its services as provided in this Agreement.

Section 4.7 Withdrawals From Escrow Account

        Withdrawals from the Escrow Account shall be made by the Servicer, only

        (a) to effect timely payment of taxes, mortgage insurance premiums, flood, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage Loan;

        (b) to reimburse the Servicer for any Servicing Advance made by the Servicer to effect the payment of taxes or insurance required under the terms of the related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

        (c) to refund to any Borrower any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable law;

        (d) for application to restoration or repair of the Mortgaged Property;

        (e) to pay to the Borrower, to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

        (f) to pay to itself any interest earned on funds deposited in the Escrow Account;

        (g) to remove any deposits made in error; or

        (h) to clear and terminate the Escrow Account upon termination of this Agreement.


Section 4.8 Servicing Advances

        As required, Servicer agrees to make Servicing Advances for the preservation of any Mortgaged Property, including the payment of accrued and unpaid taxes, forced placed hazard insurance and repayment of senior liens. It is understood that Servicer's obligation to make such Servicing Advances shall continue until (i) the payment in full of the Mortgage Loan or (ii) the date on which the Mortgaged Property is liquidated; provided however, Servicer shall have no obligation to make Servicing Advances if, in the sole determination of Servicer, such Servicing Advance would constitute a Nonrecoverable Advance.

Section 4.9 Monthly Remittance and Reports

        (a) The Servicer shall service the Mortgage Loans on an actual/actual remittance basis with the accounting cutoff with respect to each Remittance Date of the last day of the month immediately preceding such Remittance Date.

        (b) Not later than the fifteenth (15th) day of each calendar month, or the succeeding business day should the fifteenth not be a business day, the Servicer shall prepare and deliver the following reports with respect to activity for the most recently ended prior calendar month:

                (i)   a trial balance report including all Mortgage Loans;

                (ii)  a monthly remittance report;

                (iii) a report setting forth any Mortgage Loans added or deleted;

                (iv)  a report setting forth curtailment or prepayments; and

                (v) reports setting forth delinquency detail (including bankruptcy, foreclosure and REO status).

Section 4.10 Servicing Compensation

        (a) As compensation for its activities hereunder, the Servicer shall be entitled to retain as to each Mortgage Loan, a Servicing Fee of 0.25% per annum (twenty-five basis points) with respect to each fixed rate Mortgage Loan and 0.37.5% per annum (thirty-seven and one-half basis points) with respect to each adjustable rate Mortgage Loan which shall be retained by Servicer from the interest portion of the Mortgage Loan payments as received from a Borrower and from Liquidation Proceeds, as applicable.

        (b) Servicer shall be entitled to retain the Additional Servicing Compensation.

        (c) In addition, Owner shall pay Servicer a set-up fee of $50.00 per Mortgage Loan for each Mortgage Loan transferred to Servicer and serviced hereunder. At such time as Owner is delivering 200 or more Mortgage Loans per month pursuant to this Agreement for servicing, Servicer and Owner shall diligently pursue implementation of a system of "electronic boarding" in order to reduce the time required to set-up Mortgage Loans for servicing on Servicer's loan servicing system. Owner shall not be charged a set-up fee in excess of the amount set forth above for this service. Furthermore, in the event no "lifetime" tax contracts are presently in force which are assignable to Servicer, Owner agrees to reimburse Servicer the cost of purchasing a tax contract for each Mortgage Loan in this category. Servicer shall furnish Owner with a monthly statement detailing the Mortgage Loan set-up fees incurred and/or tax contracts purchased during the immediately preceding month. Servicer shall have the right to withdraw on a monthly basis from the Collection Account all accrued and unpaid set-up fees and tax contract charges incurred in the prior month.



                                    ARTICLE V

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 5.1 Enforcement of Due-On-Sale Clause; Assumption

        The Servicer is required to enforce any due-on-sale clause in the Note or Security Instrument to the extent permitted by applicable law upon the transfer of title to the Mortgaged Property unless (i) the Mortgage Loan Documents, including riders or addenda permit such a transfer or (ii) enforcement of the due-on-sale clause will jeopardize the Mortgage Insurance coverage, if any, on such Mortgage Loan. In all circumstances of unapproved transfer initiated by the Borrower, the Servicer is required to promptly notify the Mortgage Insurer, if any, of such transfer, and obtain written approval from the Mortgage Insurer (if required under the applicable Mortgage Insurance Policy) before initiating enforcement proceedings.

        Notwithstanding the preceding paragraph, Owner authorizes Servicer to waive, in the sole discretion of Servicer, the enforcement of a due-on-sale clause on any Mortgage Loan and permit the assumption of such Mortgage Loan, subject to the following conditions:

        (a) No material term of the Note, including, but not limited to, the rate of interest on the Note and the remaining term to maturity, may be changed in connection with such assumption, provided however, such limitation shall not apply to interest rate, payment or amortization changes otherwise provided for under the terms of the Note, such as in the case of an adjustable rate mortgage;

        (b) The Servicer has performed a credit review of the new borrower and determined that the new borrower is a prudent credit risk in the sole opinion of the Servicer. Owner hereby authorizes Servicer to apply more liberal credit standards and underwriting in connection with a request for an assumption of a Mortgage Loan than Servicer would apply for comparable new loans which Servicer is then originating for its own account, if Servicer in its sole discretion, reasonably believes there is a risk of foreclosure on the Mortgage Loan in the event the assumption is denied;

        (c) The Mortgage Insurer has approved in writing the assumption of the Mortgage Loan by the new borrower and such Mortgage Loan will continue to be insured by such Mortgage Insurer;

        (d) The new borrower executes documents assuming all the obligations of the Borrower under the Mortgage Loan Documents;

        (e) The Mortgage Loan will continue to be secured, and insured with a Title Insurance Policy, if any, by a valid security interest upon the Mortgaged Property of the same lien priority as existed immediately prior to such assumption;

        (f) The Servicer has determined that the estimated net realizable value of the Mortgaged Property, in the sole judgment of the Servicer, is less than the then unpaid principal balance of the related Note, plus accrued interest to the estimated date of the closing of the sale of Mortgaged Property to the new borrower; and

        (g) The Servicer shall provide the Owner the original assumption agreement following execution thereof.

        Subject to the terms of the Note and Security Instrument, and applicable law or regulation, the Servicer may charge a reasonable and customary assumption fee, and the Servicer may retain such fee as Additional Servicing Compensation.

Section 5.2 Maintenance of Insurance

        (a) The Servicer shall cause to be maintained with respect to each Mortgage Loan a Hazard Insurance Policy with a generally acceptable carrier that provides for fire and extended coverage, and for a recovery of any insurance proceeds relating to such Mortgage Loan by the Servicer on behalf of the Owner.

        (b) If the Mortgage Loan relates to a Mortgaged Property identified at origination in the Federal Register by the Federal Emergency Management Agency as having a special flood hazard, the Servicer will cause to be maintained with respect thereto a Flood Insurance Policy with a generally acceptable carrier which provides for a recovery of any insurance proceeds relating to such Mortgage Loan by the Servicer on behalf of the Owner.

        (C) With respect to each Mortgage Loan that provides for the collection of escrow funds for the payment of fire and hazard insurance or flood insurance, the Servicer shall effect the payment thereof prior to the applicable policy termination date employing for such purpose deposits in the Escrow Account which shall have been estimated and accumulated by the Servicer in the amounts sufficient for such purposes. To the extent a Mortgage Loan does not provide for escrow payments and the Borrower fails to maintain any required insurance coverage, the Servicer shall by a Servicing Advance make the payment required to effect the applicable in-force policy for the related Mortgaged Property.

        (d) Notwithstanding the preceding paragraphs, the Servicer at its option may obtain and maintain, with respect to all or any portion of the Mortgage Loans, a blanket insurance policy with extended coverage insuring against fire, hazard and flood, as applicable. The Servicer shall be deemed conclusively to have satisfied its obligations with respect to Hazard Insurance and Flood Insurance coverage under this Section if such blanket policy names the Servicer as "Loss Payee" and provides coverage in an amount equal to the aggregate unpaid principal balance of the Mortgage Loans without co-insurance.

Section 5.3 Cancellation of Mortgage Insurance

        If a Borrower requests cancellation of the Mortgage Insurance Policy, the Servicer shall ensure that the FNMA guidelines governing cancellation are followed in connection with any cancellation.

Section 5.4 Reserved For Future Use

Section 5.5 Liquidation of Defaulted Mortgage Loans

        (a) The Servicer, on behalf of the Owner, shall foreclose upon or otherwise take title, in the name of Owner, to Mortgaged Property (such as by a deed in lieu of foreclosure) for any Mortgage Loan which is in default and as to which no satisfactory arrangements, in the sole reasonable opinion of Servicer, can be made for collection of delinquent payments. In connection with such foreclosure or other transfer of title, the Servicer shall exercise the rights and powers vested in it hereunder, and use the same degree of care and skill in such exercise or use, as prudent servicers would exercise or use under similar circumstances in the conduct of their own affairs, including, but not limited to, making Servicing Advances for the payment of taxes, amounts due with respect to senior liens, and insurance premiums.

        (b) In determining whether or not to foreclose upon or otherwise comparably transfer title to such Mortgaged Property, the Servicer shall take into account the existence of any condition upon or impacting the Mortgaged Property in the nature of hazardous substances, hazardous wastes, infectious waste, toxic substance, solid wastes and so forth, as such terms now or in the future are defined or listed in, or otherwise classified pursuant to, or regulated by, any applicable environmental laws, including but not limited to all present and future federal, state or local laws, ordinances, rules, regulations, decisions and other requirements of governmental authorities relating to the environment or to any hazardous substance.

Section 5.6 Deed-in-Lieu of Foreclosure

        If the Owner and, if applicable, the Mortgage Insurer have approved the liquidation of a Mortgage Loan by accepting a deed-in-lieu of foreclosure, the Servicer may accept such deed provided that:

        (a) Marketable title, as evidenced by a Title Insurance Policy, can be conveyed to and acquired by the Owner or its designee;

        (b) The transaction complies with all requirements of each Mortgage Insurer, if any, and does not and will not violate or contravene any restriction or prohibition of any Mortgage Insurance Policy, if any, or otherwise result in any loss of or reduction in the coverage of benefits under such policies;

        (c) No cash consideration is paid to the Borrower;

        (d) The Mortgaged Property is vacant at the time of the Borrower's conveyance thereof, unless occupancy has been approved by each Mortgage Insurer, if any; and

        (e) The Servicer has obtained from the Borrower a written acknowledgment that the deed is being accepted as an accommodation to the Borrower and on the condition that the Mortgaged Property will be transferred to the Owner that owns such Mortgage Loan free and clear of all claims, liens, encumbrances, attachments, reservations or restrictions except for those to which the Mortgaged Property were subject at the time the Mortgaged Property became subject to the lien of the Security Instrument.

        Upon acquisition of any such Mortgaged Property, the Servicer shall promptly advise the Owner and each Mortgage Insurer by letter, indicating the details of the transaction and reasons for the conveyance and providing such other information as is required by each Mortgage Insurer. Title shall be conveyed directly from the Borrower to the Owner, or to such other Person designated by the Owner.

Section 5.7 Real Estate Owned

        Title, Management and Disposition of REO Property.

        (a) In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner. The Owner agrees to cooperate with Servicer and take such actions as shall be necessary for the Servicer to take title to the Mortgaged Property in the name of the Owner.

        (b) Notwithstanding the generality of the foregoing provision, the Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, but shall not be obligated to, incident to its conservation and protection of the interests of the Owner, rent the same, or any part thereof, as the Servicer deems to be in the best interests of the Owner for the period prior to the sale of such REO Property. The Servicer shall attempt to sell the same on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

        (c) The Servicer shall cause to be deposited within two (2) Business Days of receipt in the Collection Account all revenues received with respect to the conservation and disposition of each REO Property and shall be permitted to retain from such revenues funds necessary for the proper operation, management and maintenance of the REO Property, including reimbursement for its Servicing Advances and fees of any managing agent acting on behalf of the Servicer.

Section 5.8 Possession of Mortgage Files by Servicer.

        From time to time in connection with the servicing of the Mortgage Loans hereunder, the Servicer may take possession of all or a portion of the documents relating to the Mortgage Loans as may be held by the Owner. Such documents shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof and the Servicer's possession of such document or documents is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only.



                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

Section 6.1 Owner to Cooperate

        From time to time and as appropriate in the servicing of any Mortgage Loan, including without limitation, the payment in full of any Mortgage Loan, notification that payment in full will be escrowed, foreclosure or other comparable conversion of a Mortgage or collection under any applicable Insurance Policy, the Owner, upon request of the Servicer shall, within three (3) Business Days, release or cause the release and delivery of the related Mortgage Loan Documents to the Servicer. Owner acknowledges that proper servicing of the Mortgage Loans in accordance with Accepted Servicing Practices and applicable law is dependent upon Servicer's ability to obtain Mortgage Loan Documents in a timely manner.

Section 6.2 Assignment of Agreement

        (a) Servicer agrees to not sell, transfer, pledge or otherwise dispose of its right to receive all or any portion of the Servicing Fees, and any such attempted sale, transfer, pledge or disposition shall be void, unless such transfer is made to a successor servicer with the prior written consent of the Owner.

        (b) Owner agrees to not transfer its rights and obligations under this Agreement to a new owner without the prior written consent of Servicer. Any transfer in violation of this Section 6.2(b) shall be a default under the terms of this Agreement and Servicer shall have no obligation pursuant to Section 4.5 or 4.9 to make payments or provide reports to the new owner.

Section 6.3 Access to Certain Documentation Regarding the Loans

        Upon reasonable advance notice, Servicer shall provide reasonable access during normal business hours at its offices to the Owner, or any agents or representatives thereof, to any reports and to information and documentation regarding the Mortgage Loans.

Section 6.4 Default By Servicer

        Owner may terminate this Agreement upon the happening of any one or more of the following events:

        (a) Falsity in any material respect of any representation of warranty of Servicer contained in this Agreement and failure of Servicer to cure the condition or event causing any such representation or warranty to be false within sixty (60) days after the Servicer's receipt of written notice from Owner specifying such falsity and requesting that it be cured or corrected;

        (b) Failure of Servicer to duly observe or perform in any material respect any other covenant, condition, or agreement in this Agreement for a period of forty-five (45) days after receipt of written notice by Servicer from Owner, specifying such failure and requesting that it be remedied; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, Owner shall consent to a reasonable extension of time if corrective action is instituted by Servicer within the applicable period and is diligently pursued until corrected;

        (c) Decree or order of a court, agency or supervisory authority having jurisdiction in the premises appointing a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding affecting Servicer or any of its properties utilized in connection with the performance of servicing, or for resolving the liquidation of the affairs of Servicer, if such decree or order shall have remained in force undischarged or unstayed for a period of ninety (90) days;

        (d) Commencement by Servicer as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law;

        (e) Consent by Servicer to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceeding affecting Servicer or substantially all of its properties; or

        (f) Admission in writing by Servicer of its inability to pay debts generally as they mature, or the making of an assignment for the benefit of creditors.

        If any of the events specified in (c) through (f) above shall occur, Servicer shall give written notice of such occurrence to Owner within ten (10) days of the happening of such event. Any such termination shall be effective as of the date stated in a written notice delivered to Servicer.

Section 6.5 Default by Owner

        Servicer may terminate this Agreement upon the happening of any one or more of the following events:

        (a) Falsity in any material respect of any representation or warranty of Owner contained in this Agreement and failure of Owner to cure the condition or event causing such representation or warranty to be false within sixty (60) days after Owner's receipt of written notice from Servicer specifying such falsity and requesting that it be cured or corrected;

        (b) Such other breach of this Agreement by Owner which materially and adversely affects Servicer, which breach shall continue for a period of sixty
(60) days after receipt of written notice by Owner from Servicer, specifying such breach and requesting that it be remedied; provided however, if the breach stated in the notice cannot be remedied within the applicable period, Servicer shall consent to a reasonable extension of time if corrective action is instituted by Owner within the applicable period and is diligently pursued until corrected;

        (c) Decree or order of a court, agency or supervisory authority having jurisdiction in the premises appointing a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding affecting Owner or any of its properties utilized in connection with the performance of Servicer's duties hereunder, or the winding up or liquidation of the affairs of Owner, if such decree or order shall have remained in force undischarged or unstayed for a period of ninety
(90) days;

        (d) Commencement by Owner as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law;

        (e) Consent by Owner to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceeding affecting Owner or substantially all of its properties; or

        (f) Admission in writing by Owner of its inability to pay debts generally as they mature, or the making of an assignment for the benefit of creditors.

        If any of the events specified in (c) through (f) above shall occur, Owner shall give written notice of such occurrence to Servicer within ten (10) days of the happening of such event. Any such termination shall be effective as of the date stated in a written notice delivered to Owner.

Section 6.6 Reserved for Future Use

Section 6.7 Indemnification By Owner

        Owner shall indemnify and hold Servicer harmless from and shall reimburse Servicer for any losses, damages, deficiencies, claims, penalties, forfeitures, causes of action or expenses of any nature (including reasonable attorneys' fees) incurred by Servicer which arise out of or result from:

        (a) The inaccuracy of any representation of Owner contained in this Agreement or material breach of any warranty, covenant or agreement made or to be performed by Owner pursuant to this Agreement;

        (b) the failure of the originator of any Mortgage Loan to originate such Mortgage Loan in accordance with applicable law;

        (c) the failure of any prior servicer to service the Mortgage Loan in accordance with any applicable law;

        (d) any matters that occurred prior to the Transfer Date for the Mortgage Loan involved or any incomplete or incorrect Mortgage Loan data, records or information provided in connection with the origination or prior servicing of any Mortgage Loan;

        (e) Owner's failure to fulfill the servicing responsibilities not assumed by Servicer or otherwise resulting from Owner preventing, hampering or impeding Servicer's performance of its duties and responsibilities under this Agreement; or

        (f) Any litigation or claim with respect to the Mortgage Loans, including any litigation relating to ARM Loans, not arising out of, or resulting from, Servicer's failure to observe the terms and covenants of the Mortgage Loans or this Agreement.

        It is understood and agreed that the indemnification set forth in this
Section 6.7 shall survive termination of this Agreement. The Servicer shall promptly notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer at its option may assume the defense of any such claim. The Owner shall, within ten (10) Business Days of receiving a statement of amounts advanced by the Servicer in connection with the defense of any such claim, reimburse the Servicer for all amounts advanced by it pursuant to this Section 6.7, except to the extent that such claim is caused by the Servicer's failure to service the Mortgage Loans in compliance with the terms of this Agreement.

Section 6.8 Fidelity Bond and Errors Omissions Insurance

        Servicer agrees to obtain and maintain at its expense and shall keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy covering its officers and employees and other persons acting on its behalf in connection with the servicing activities hereunder. The amount of coverage shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' and Servicers' Guide. In the event that any such bond or policy ceases to be in effect, Servicer agrees to obtain a comparable replacement bond or policy with equivalent coverage. No provision of this Section shall operate to diminish or restrict or otherwise impair the Servicer's responsibilities and obligations set forth in this Agreement.

Section 6.9 Indemnification by Servicer

        Servicer shall indemnify and hold Owner harmless from and shall reimburse Owner for any losses, damages, deficiencies, claims, penalties, forfeitures, causes of action or expenses of any nature (including reasonable attorneys' fees) incurred by Owner which arise out of or result from:

        (a) The inaccuracy of any representation of Servicer contained in this Agreement or material breach of any warranty, covenant or agreement made or to be performed by Servicer pursuant to this Agreement;

        (b) Any litigation or claim arising out of, or resulting from, Servicer's failure to observe the terms and covenants of this Agreement;

        (c) The failure of the Servicer to service such Mortgage Loan in accordance with applicable law.

        It is understood and agreed that the indemnification set forth in this
Section 6.9 shall survive termination of this Agreement.

Section 6.10 Amendment

        This Agreement may be amended from time to time by written Agreement signed by the Owner and the Servicer.

Section 6.11 Governing Law

        This Agreement shall be construed in accordance with the laws of the State of California, without regard to the conflict of laws or rules thereof, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 6.12 Notices

        (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, to (i) in case of the Servicer, Advanta Mortgage Corp. USA, 16875 West Bernardo Drive, San Diego, California 92127, Attention: SVP Loan Servicing and (ii) in the case of the Owner, CMG Mortgage Corp., 2855 E. Cottonwood Parkway, Suite 500, Salt Lake City, Utah 84121, Attention: Bill Reed, Senior Vice President or such other addressee as the Owner or the Servicer may hereafter furnish.

        (b) Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Paragraph for giving of notice.

Section 6.13 Severability of Provisions

        If any one or more of the covenants, agreements, provision or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the remaining provisions of this Agreement.

Section 6.14 Document Deficiencies

        The Servicer shall have no obligations to (i) address or any deficiencies in Mortgage Loan documents transferred to it, (ii) seek any document missing from any assignments relating to the transfer of any Mortgage Loan to or from the Owner. The Servicer's responsibility is solely limited to notifying the Owner as to any missing or document deficiency of which it becomes aware.

Section 6.15 Termination

        (a) The obligations and responsibilities of the Servicer shall terminate with respect to each particular Mortgage Loan upon the earlier of (i) the execution of a Pooling and Servicing Agreement with respect to a securitization involving the Mortgage Loans, but only with respect to the Mortgage Loans covered by such Pooling and Servicing Agreement, (ii) the whole loan sale of any Mortgaged Loans by Owner, but only with respect to the Mortgage Loans covered in the whole loan sale agreement, (iii) the final payment or other liquidation of the last Mortgage Loan or (iv) the disposition of all property acquired upon realization of any Mortgage Loan and the remittance of all funds due thereunder.

        (b) Either Owner or Servicer may, at any time and in its sole discretion, terminate this Agreement upon at least ninety (90) days prior written notice to the other party; provided if the Owner terminates this Agreement, Owner shall pay the Servicer a termination fee of $100.00 for each of the terminated Mortgage Loans as of the last day of the related remittance period. If Servicer terminates this Agreement it shall be liable to pay all customary and reasonable costs associated with the transfer of Mortgage Loans to a successor servicer.

        (c) If Owner transfers servicing of some of the Mortgage Loans to another servicer without terminating this Agreement, Owner shall pay to Servicer $100.00 per Mortgage Loan transferred.

        (d) The termination fees set forth in Sections 6.15(b) & (c) above shall not be payable (i) upon termination of this Agreement pursuant to Section 6.4 or
(ii) with respect to those Mortgage Loans for which Servicer's obligations and responsibilities under this Agreement terminate pursuant to Section 6.15(a)(i) or (ii) concurrently with the engagement of Servicer as master servicer or servicer pursuant to a pooling and servicing agreement or a whole loan sale agreement. If payable, Servicer may deduct the termination fee from the Collection Account on the first Remittance Date following the transfer of servicing of each Mortgage Loan.

Section 6.16 Continued Cooperation

        Servicer shall cooperate with Owner in Owner's future efforts to pool the Mortgage Loans for securitization pursuant to which Servicer will be engaged as a master servicer. Such cooperation shall include the Servicer's execution and delivery of the appropriate pooling and servicing agreement. Servicer shall furnish historical delinquency statistics evidenced by appropriate comfort letters for Mortgage Loans serviced and administered by Servicer, estoppel certificates and other information reasonably requested by Owner. Owner shall bear all out-of-pocket expenses, including legal/professional expenses incurred in connection with such securitizations and all other reasonable internal costs of the Servicer for any services requested under this Section which are significantly in excess of other services which the Servicer has agreed to provide in this Agreement. Servicer shall have the right to withdraw from the Collection Account all costs described in this Section 6.16.

Section 6.17 Master Servicer

        (a) Owner and Servicer agree and acknowledge that the Owner shall designate Servicer to act as master servicer for Mortgage Loans sold into a securitization. Subsequent to the securitization, all Mortgage Loans which have been securitized shall be serviced in accordance with the terms of the related pooling and servicing agreement, including but not limited to, the Servicer's obligation to:

                (i) pay delinquency advances;

                (ii) pay servicing advances;

                (iii) dispose of any REO property within applicable REMIC provision guidelines; and

                (iv) provide applicable reports to the trustee.

        (b) As compensation for its activity pursuant to this Section 6.17, Servicer shall be entitled to retain or withdraw from the related trust Collection Account as to each Mortgage Loan, a Servicing Fee of 0.25% (twenty-five basis points) per annum for each fixed rate Mortgage Loan and 0.37.5% (thirty-seven and one-half basis points) per annum for each adjustable rate loan serviced pursuant to the related pooling and servicing agreement. The Servicing Fee shall be calculated and payable monthly and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed.

Section 6.18 Attorneys' Fees

        In the event any party hereto brings an action to enforce any of the provisions of this Agreement, the party against whom judgment is rendered in such action shall be liable to the others for reimbursement of their costs, expenses and attorneys' fees, including such costs, expenses and fees as may be incurred on appeal.

Section 6.19 No Solicitation

        Unless specifically permitted by the Owner in advance, the Servicer agrees not to use Servicer's records to specifically solicit any Borrower with respect to the refinancing of a Mortgage Loan. Servicer agrees that it will not take, permit or cause any action to be taken, directly or indirectly, to solicit any Borrower to refinance the related Mortgage Loan or to purchase any financial or insurance product or service, without the prior written consent of Owner; provided, however, all promotions of any kind directed to the general public derived from marketing lists of any nature shall not be considered solicitation pursuant to this section and shall be permitted provided such marketing list shall not have been generated from Servicer's servicing records. Furthermore, Servicer shall not be prohibited from responding to unsolicited requests or inquiries made by a Mortgagor.

Section 6.20 Counterparts

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, all as of the day and year first above mentioned.


Advanta Mortgage Corp. USA                   CMG Funding Corp.


By:                                          BY:  /s/ VICTOR CALANDRA
   -------------------------------              -------------------------------
Name: William P. Garland                     Name: Victor Calandra

Title:  Senior Vice President                Title:  Senior Vice President,
                                                     Correspondent Lending

                                    Exhibit A
                           Schedule of Mortgage Loans

Prepared by:______________________________

Date:       ______________________________


                         Next        Original        Current                                            Lien
           Borrower      Due         Principal       Principal    Escrow        Per Diem      PMI       Position
Loan #     Name          Date        Balance         Balance      Balance       Interest      (Y/N)     (1st/2nd)
------     ----          ----        -------         -------      -------       --------      -----     ---------





Totals __________________   ___________  ______________   __________________
        Number of Loans      Total UPB    Total Escrow     Total Interest


        _____________________                  Received by:____________________
           Total Wire
(Total Wire = Total Escrow + Total Interest)   Date:___________________________

                                    EXHIBIT B

                              Permitted Investments

        (a) Direct general obligations of the United States or the obligation of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

        (b) Federal Housing Administration debentures.

        (c) FHLMC participation certificates and senior debt obligations.

        (d) Federal Home Loan Banks consolidated senior debt obligations.

        (e) FNMA mortgage-backed securities (other than stripped mortgage securities which are valued greater than par on the portion of unpaid principal) and senior debt obligations.

        (f) Federal funds, certificates of deposit, time and demand deposits; and bankers acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by Standard & Poor's ("S&P") and P-1 by Moody's Investment Services ("Moody's").

        (g) Investment agreements approved by the Owner provided:

                    (i) The agreement is with a bank or insurance company which has an unsecured, uninsured and unguaranteed obligation (or claims-paying ability) rated Aa2 or better by Moody's and AA or better by S&P, or is the lead bank of a parent bank holding company with an uninsured, unsecured and unguaranteed obligation meeting such rating requirements, and

                    (ii) Moneys invested thereunder may be withdrawn without any penalty, premium or charge upon not more than one day's notice (provided such notice may be amended or canceled at any time prior to the withdrawal date), and

                    (iii) The agreement is not subordinated to any other
                obligations of such insurance company or bank, and

                    (iv) The same guaranteed interest rate will be paid on any future deposits made pursuant to such agreement, and

                    (v) The Owner receives an opinion of counsel that such
                agreement is an enforceable obligation of such insurance company or bank.

        (h) Commercial paper (having original maturities of not more than 365 days) rated A-1 or better by S&P and P-1 or better by Moody's.

        (i) Investments in money market funds rated AAAm or AAAm-G by S&P and P-1 by Moody's.

        (j) Investments approved in writing by the Owner and Servicer.

        Provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

                                   EXHIBIT C

                                 SERVICING FILE

LOAN #:                                 PREPARED BY:
       -------------------------------              ----------------------------

BORROWER NAME:                          DATE:
              ------------------------       -----------------------------------


     LEFT SIDE

[ ] Loan Transaction History (if applicable)

[ ] Copy of Original Note

[ ] Copy of Original Recorded Security Instrument
    (or copy of original RSI pending recordation)



[ ] Copy of Riders (if applicable)

    [ ] ARM Rider

    [ ] Balloon Rider

    [ ] Prepayment Rider

[ ] Copy of W-9s

[ ] Copy of TransAmerica Tax Contract Transfer Notice
    (if applicable)

[ ] Notice of Impounds

    [ ] Initial Escrow Disclosure

    [ ] Escrow Information Worksheet

[ ] PMI Certificate

[ ] Evidence of Hazard Insurance
    (60 or 90 day Binder, Policy or Declarations Page)

[ ] Pinnacle Life of Loan Flood Certification/Determination

[ ] Evidence of Flood Insurance (if applicable)

[ ] Copy of Truth-In-Lending Disclosure (Reg Z)

[ ] Copy of Good Faith (itemization of amount financed)

[ ] Copy of HUD-1


    RIGHT SIDE

[ ] Typed copy of 1003 (for all borrowers)

[ ] Copy of Appraisal (w/o pictures)

[ ] Copy of Borrower Notice of Servicing Transfer Letter

[ ] Copy of Lender Loss Payee Letter
    (Hazard & Flood)

[ ] Copy of PMI Transfer Notice Letter

[ ] Copy of Original Title Policy
    (or copy of Prelim until original Title Policy is rec'd.)

[ ] Verification of First Mortgage
    (if loan is a second mortgage)


    PLACE DOCUMENTS ON THE LEFT AND RIGHT SIDES OF THE FILE IN THE ABOVE STACKING ORDER, USING SIDE TAB FOLDERS WITH DOUBLE ACCOS.